                                                                  EXECUTION COPY
                                    AMENDMENT


        AMENDMENT, dated as of December 5, 1996 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of June 3, 1996, (as amended prior to the date hereof and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation (the "Borrower"), COLLINS & AIKMAN CANADA INC. (f/k/a WCA Canada Inc.), a Canadian corporation (the "Canadian Borrower"), COLLINS & AIKMAN CORPORATION, a Delaware coporation ("Holdings"), the financial institutions parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK (as successor by merger to Chemical Bank), a New York banking corporation, as agent to the lenders thereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:


                 WHEREAS, the Borrower, the Canadian Borrower and Holdings have requested the Lenders to amend certain provisions of the Credit Agreement as set forth herein in connection with the JPS Automotive Acquisition (as defined herein); and

                 WHEREAS, the Lenders are willing to amend the Credit Agreement on and subject to the terms and conditions thereof;

                 NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

                 SECTION 1. Definitions. As used in this Amendment, terms defined in the preamble hereof, the recitals hereto and Section 2 hereof are used herein as so defined, terms defined in the Credit Agreement are used herein as therein defined and the following terms shall have the following meanings:

                 "Amendment Effective Date": as defined in Section 16 hereof.

                 SECTION 2. Amendment to Section 1.01 (Defined Terms).  (a)
Section 1.01 of the Credit  Agreement  is hereby  amended by inserting in such
Section in the appropriate alphabetical order the following defined terms:

                  "'Applicable Share' shall mean (i) the sum of the aggregate amount of outstanding Tranche A Term Loans, Tranche B Term Loans and Canadian Term Loans DIVIDED BY (ii) the sum of (A) the aggregate amount of outstanding JPS Automotive Acquisition Loans and (B) the sum of the aggregate amount of outstanding Tranche A Term Loans, Tranche B Term Loans and Canadian Term Loans."

                  "'Cramerton' shall mean Cramerton Automotive Products, L.P., a Delaware limited partnership and a subsidiary of JPS Automotive.

                  "'Floorcoverings Disposition' shall mean the sale by the Borrower of the Floorcoverings business conducted by Collins & Aikman Floor Coverings, Inc."

                  "'JPS Automotive' shall mean JPS Automotive L.P., a limited partnership organized under the laws of the state of Delaware."

                  "'JPS Automotive Acquisition' shall mean the acquisition by the Borrower or a wholly-owned subsidiary of the Borrower of 100% of
         (a) the issued and outstanding equity interests of JPS Automotive and
         (b) the minority interest of Cramerton not owned by JPS Automotive pursuant to the Equity Purchase Documents. As a result of the JPS Automotive Acquisition, JPS Automotive and Cramerton will become wholly-owned subsidiaries of the Borrower."

                  "'JPS Automotive Acquisition Loans' shall mean the term loans made pursuant to the JPS Automotive Credit Agreement."

                  "'JPS Automotive Amendment Date'  shall mean December 4, 1996.

                  "'JPS Automotive Credit Agreement' shall mean the Credit Agreement, dated as of December 4, 1996, among Collins & Aikman Products Co., Collins & Aikman Corporation, the lenders named therein and The Chase Manhattan Bank, as Administrative Agent."

                  "'JPS Automotive Senior Note Indenture' shall mean the indenture pursuant to which the JPS Automotive Senior Notes are issued."

                  "'JPS Automotive Senior Notes' shall mean the 11-1/8% Senior Notes of JPS Automotive due June 15, 2001."

                  "'Perstorp Acquisition' shall mean the acquisition by the Borrower or a wholly-owned subsidiary of the Borrower of the companies operating the North American, Spanish and United Kingdom components subsidiaries of Perstorp."

                  (b) the definition of "Current Liabilities" that occurs in
Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after the phrase "the Recapitalization Transactions " that occurs in clause (iv) thereof the phrase "and the JPS Automotive Acquisition".

                  (c) the definition of "Excess Cash Flow" that occurs in
Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting therefor the following new definition:

                  "'EXCESS CASH FLOW' shall mean for any period (i) the Net Income for such period PLUS (minus) (ii) the amount of depreciation, depletion, amortization of intangibles, deferred taxes, accreted and zero coupon bond interest and other noncash expenses (revenues) which, pursuant to GAAP, were deducted (added) in determining such Net Income MINUS (plus) (iii) additions (reductions, other than reductions attributable solely to Specified Asset Sales) to working capital for such period (I.E., the increase or decrease in Current Assets of Holdings and the Restricted Subsidiaries minus Current Liabilities of Holdings and the Restricted Subsidiaries from the beginning to the end of such period, as adjusted to exclude reductions attributable solely to Specified Asset Sales) MINUS (iv) the amount of Capital Expenditures for such period paid by Holdings and the Restricted Subsidiaries in cash from funds other than from the proceeds of Borrowings MINUS (v) the sum of (a) scheduled Loan repayments made during such period pursuant to Section 2.11, (b) optional prepayments of the Tranche A Term Loans, the Canadian Term Loans, the Tranche B Term Loans and the JPS Automotive Acquisition Loans made during such period pursuant to
         Section 2.12(a) and Section 2.12(a) of the JPS Automotive Credit Agreement and (c) Revolving Credit Loan repayments made during such period that were required to be made as a result of voluntary reductions of the Revolving Commitment pursuant to Section 2.09(b) MINUS (vi) scheduled mandatory payments of principal of Indebtedness of Holdings and the Restricted Subsidiaries other than the Loans made during such period and repayments of Indebtedness in connection with the termination or reduction of commitments under a facility permitted under Section 6.01(u) MINUS (vii) fees and expenses paid in cash in connection with the Recapitalization Transactions, the Transactions and the JPS Automotive Acquisition to the extent not deducted in determining Net Income and provided that such amounts are paid from reserves established by the Borrower on or existing as of the JPS Automotive Amendment Date MINUS (viii) amounts paid in cash for liabilities relating to discontinued operations which were discontinued prior to the 1994 Closing Date to the extent not deducted in determining Net Income, provided that such amounts are paid from reserves established by the Borrower for such liabilities prior to the 1994 Closing Date MINUS (ix) cash payments described in the Preliminary Prospectus related to the Wallcoverings Disposition MINUS (x) until such time as no JPS Automotive Senior Notes are outstanding, any gain from any asset sale or other disposition by JPS Automotive or any of its subsidiaries."

                  (d) the definition of "Funded Debt" that occurs in Section
1.01 of the Credit Agreement is hereby amended by inserting immediately after the clause "that all Loans" the clause "and all Loans under the JPS Automotive Credit Agreement".

                  (e) the definition of "Guarantors" that occurs in Section 1.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following clause:

                 "(other than JPS Automotive and its subsidiaries to the extent prohibited by the JPS Automotive Senior Note Indenture)."

                  (f) the definition of "Net Income" that occurs in Section 1.01 of the Credit Agreement is hereby amended by deleting the clause "the consummation of the Recapitalization Transactions and the Transactions" that occurs at the end thereof and substituting therefor the following clause:

                 "the consummation of the Recapitalization Transactions, the Transactions and the JPS Automotive Acquisition."

                  (g) the definition of "Net Proceeds" that occurs in Section
1.01 of the Credit Agreement is hereby amended by inserting immediately after the word "thereof" that occurs at the end of clause "(y)" thereof the following new clause:

                 "or (z) be applied under the JPS Automotive Senior Note Indenture"

                  (h) the definition of "Permitted Acquisition Indebtedness" that occurs in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately at the end thereof the following clause:

                  " or (u)."

                  (i) the definition of "Permitted Business Acquisitions" that occurs in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting the clause ", except as provided in Section 5.09," in the following two locations in clause (iii): (A) immediately after the clause "or a Domestic Restricted Subsidiary and" and (B) immediately after the clause "counterpart to the Guarantee Agreement, and"; and (ii) inserting the following sentence at the end of such definition:

                 "The  JPS  Automotive   Acquisition  is  a  Permitted  Business
         Acquisition."

                  (j) the definition of "subsidiary" that occurs in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately after the clause ", otherwise Controlled " the clause "(except Controlled pursuant to any joint venture documentation)"

                 SECTION 3.   Amendment of Section 2.12 (Prepayment). (a)
Section 2.12(e) of the Credit Agreement is hereby amended by inserting immediately after the clause "Applicable Asset Sale Prepayment Percentage of the" the clause "Applicable Share of the";

         (b) Section 2.12(f) of the Credit Agreement is hereby amended by inserting immediately after the clause "calculated) of the amount of the" the clause "Applicable Share of the".

                 SECTION 4. Amendment of Section 3.01 (Organization, Corporate Powers). Section 3.01 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following new sentence:

                  "Each of Holdings and each Restricted Subsidiary (i) is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized, (ii) has all requisite corporate or partnership power and authority, as applicable, and all material licenses, permits, franchises, consents and approvals, to own or lease its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified and in good standing as a foreign entity to do business in every jurisdiction where such qualification is necessary, except where the failure so to qualify would not have a Material Adverse Effect and (iv) has the corporate or partnership power and authority, as applicable, to execute, deliver and perform each of the Loan Documents and each agreement or instrument contemplated hereby or thereby to which it is or will be a party."

                 SECTION 5. Amendment of Section 3.19 (Employee Benefit Plans). Section 3.19 of the Credit Agreement is hereby amended by deleting the number "$15,000,000" that occurs therein and substituting therefor the number "$17,500,000".

                 SECTION 6.   Amendment of Section 5.09 (Further Assurances).
Section 5.09 of the Credit Agreement is hereby amended by (a) inserting immediately after the clause "a subsidiary of an Unrestricted Subsidiary or of a foreign subsidiary" that occurs in clause (i) thereof the following clause:

                 "or, to the extent prohibited by the terms of the JPS Automotive Senior Notes, of JPS Automotive"; and

                  (b) inserting immediately after the clause "an Unrestricted Subsidiary or a foreign subsidiary" that occurs in clause (ii) thereof the following clause:

                 "or, to the extent prohibited by the terms of the JPS Automotive Senior Notes, JPS Automotive or any of its subsidiaries"

               SECTION 7.   Amendment of Section 6.01 (Indebtedness). (a)
Section 6.01(k) of the Credit Agreement is hereby amended by (i) deleting the number "$50,000,000" that occurs therein and substituting therefor the following number "$250,000,000"; and (ii) inserting at the end thereof the following clause:

                  "(it being understood that JPS Automotive Senior Notes owned by the Borrower and its subsidiaries (and pledged under the Pledge Agreement) shall not be deemed to be outstanding)";

                  (b) Section 6.01(l) of the Credit Agreement is hereby amended by deleting that Section in its entirety and substituting therefor the following new Section 6.01(l):

                  "Indebtedness of the Borrower incurred after the date hereof, which Indebtedness is created or incurred in connection with any Permitted Business Acquisition; provided that the aggregate principal amount of Indebtedness which may be created or incurred under this paragraph (l) shall not exceed $200,000,000;"

                  (c) Section 6.01(n) of the Credit Agreement is hereby amended by inserting immediately after the clause "under clause (l) above" the clause "and clause (u) below";

                 (d) Section 6.01(r) of the Credit Agreement is hereby amended by deleting the "and" that occurs at the end thereof;

                  (e) Section 6.01(t) of the Credit Agreement is hereby amended by (i) deleting the period that occurs at the end thereof; and (ii) substituting therefor the clause "; and";

                  (f) Section 6.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following new clause (u):

                  "(u) Indebtedness of the Borrower incurred after the date hereof in respect of revolving credit facilites having a maturity of 364 days or less in an aggregate amount not to exceed $50,000,000;"

                 SECTION 8.  Amendment  of Section  6.04  (Liens).  Section
6.04 of the Credit Agreement is hereby amended by (a) deleting the "and" that occurs at the end of clause "(s)"; (b) inserting "; and" at the end of clause "(t)"; and (c) inserting the following new clause (u):

                  "(u) Liens representing the pledge of equity interests in joint ventures to secure call options with joint venture partners and to finance such joint ventures, provided that the aggregate amount of investment in such equity interests does not exceed $25,000,000."

                 SECTION 9. Amendment of Section 6.05 (Priority of Loan Payments). Section 6.05(b) of the Credit Agreement is hereby amended by:

                  (a) deleting the "and" that occurs at the end of clause (iv);
                  (b) deleting the period that occurs at the end of clause (v) and substituting therefor a ";";
                  (c) inserting immediately after clause (v) the following new clauses:

                  "(vi) so long as the Tranche A Term Loans, the Canadian Term Loans and the Tranche B Term Loans are ratably prepaid in the same proportion, optional prepayments of the JPS Automotive Acquisition Loans; and

                  (vii) prepayment of Indebtedness permitted under Section 6.01(k) (subject to Section 6.07 (n)), (s) and (u)."

                 SECTION 10. Amendment of Section 6.07 (Investments, Loans and Advances). Section 6.07 of the Credit Agreement is hereby amended by (a) deleting the "and" that occurs at the end of clause (l); (b) deleting the period that occurs at the end of clause (m); (c) inserting the clause "; and" at the end of clause (m); and (d) inserting immediately after clause (m) the following new clause (n):

                  "(n) the purchase of any JPS Automotive Senior Notes not put pursuant to the change of control provision relating thereto, provided that the aggregate premium paid by the Borrower and its subsidiaries for all JPS Automotive Senior Notes outstanding on the JPS Automotive Amendment Date shall not exceed $20,000,000."

                 SECTION 11. Amendment of Section 6.08 (Mergers,
Consolidations, Sales of Assets and Acquisitions). Section 6.08 of the Credit Agreement is hereby amended by:

                  (a) deleting the "and" that occurs at the end of clause (j);
                  (b) deleting the period that occurs at the end of clause (k);
                  (c) inserting the clause "; and" at the end of clause (k); and
                  (d) inserting immediately after clause (k) the following:

                  "(l) the Borrower may consummate the Floorcoverings Disposition the Net Proceeds of which the Borrower may retain in its sole discretion.

                  Notwithstanding anything in this Section 6.08, Holdings and its subsidiaries shall not be permitted to sell any JPS Automotive Senior Notes held by them (except for sales to Restricted Subsidiaries)."

                 SECTION 12. Amendment of Section 6.10 (Subordinated Indebtedness). Section 6.10 of the Credit Agreement is hereby amended by inserting immediately after the clause "(other than Indebtedness incurred hereunder" the clause " and under the JPS Automotive Credit Agreement".

                 SECTION 13. Amendment of Section 6.12 (Business of Holdings and Restricted Subsidiaries). Section 6.12 of the Credit Agreement is hereby amended by inserting after the clause "under the Loan Documents" that occurs in clause (iii) thereof the following clause:

                  "and the JPS Automotive Credit Agreement"

                 SECTION 14.  Amendment of Section 6.13 (Restrictive Agreement).
Section 6.13 of the Credit Agreement is hereby amended by (a) deleting the clause "or (iii)" that occurs therein and substituting therefor the clause ",
(iii)"; and (b) inserting at the end of such Section the following new clause
(iv):

                  "or (iv) on the granting of pledges with respect to the Borrower's ownership interest in joint ventures contained in any joint venture documentation."

                 SECTION 15. Amendment of Section 6.16 (Leverage Ratio). Section
6.16 of the Credit Agreement is hereby amended by deleting the table that occurs therein in its entirety and substituting therefor the following table:

       "QUARTER ENDING:                                     RATIO:

       1996 Fourth Quarter                                  2.75 to 1.00*
       1997 First Quarter                                   2.50 to 1.00*
       1997 Second Quarter - Fiscal year 1997               2.50 to 1.00
       Fiscal year 1998                                     2.25 to 1.00
       Thereafter                                           2.00 to 1.00

;provided, that if the Floorcoverings Disposition shall not have been consummated and the JPS Automotive Acquisition and the Perstorp Acquisition have been consummated, the maximum Leverage Ratio for the 1996 Fourth Quarter and the 1997 First Quarter shall be 3.50 and 3.00, respectively."

                 SECTION 16.    Representations   and   Warranties.    To
induce   the Administrative  Agent and the Lenders to enter into this  Amendment and agree to the amendments herein, the parties hereto hereby represent and warrant to the Administrative Agent and each Lender that after giving effect to the amendments contained herein, each party hereto hereby confirms, reaffirms and restates the representations and warranties set forth in Article III of the Credit Agreement as if made on and as of the Amendment Effective Date, except as they may specifically relate to an earlier date; provided that such representations and warranties shall be and hereby are amended so that all references to the Agreement therein shall be deemed a reference to
(i) the Credit Agreement, (ii) this Amendment and (iii) the Credit Agreement as amended by this Amendment.

                 SECTION 17. Conditions Precedent. This Amendment shall become effective as of the date that each of the conditions precedent set forth below shall have been fulfilled to the satisfaction of the Required Lenders (the "Amendment Effective Date"), provided that the Amendment Effective Date may not occur later than December 20, 1996:

                  (a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, the Canadian Borrower, Holdings, the Lenders with Tranche A Term Loans, Canadian Term Loans and Tranche B Term Loans representing at least 80% of the aggregate principal amount of the Tranche A Term Loans, Canadian Term Loans and Tranche B Term Loans outstanding, and Lenders with Revolving Credit Commitments representing at least 80% of the aggregate Revolving Credit Commitments in effect.

                  (b) No Default or Event of Default. On and as of the Amendment Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

                  (c) Representations and Warranties. The representations and warranties made by the Borrower and the Canadian Borrower in the Credit Agreement and herein after giving effect to this Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on such date, except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date.

                 (d) JPS Automotive Credit Agreement. The JPS Automotive Credit Agreement shall have been duly executed and the conditions precedent thereunder shall have been fully satisfied.

                  (e) Certificate. The Administrative Agent shall have received a Certificate of a Responsible Officer of the Borrower, dated the Amendment Effective Date, certifying the matters referred to in paragraphs (b) through (d) above.

                  (f) Acknowledgement, Consent and Amendment. The Administrative Agent shall have received from each of Holdings, the Borrower and the Canadian Borrower with respect to each Loan Document to which it is a party a duly executed Acknowledgment, Consent and Amendment, substantially in the form of Exhibit A hereto.

                 (g) Amendment Fees. The Administrative Agent shall have received for the account of each Lender executing this Amendment, an amendment fee equal to 0.125% of the aggregate loans and unused Commitments of such Lender.


                  SECTION 18. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended and waived hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  SECTION 19. Expenses. The Borrower and the Canadian Borrower agree to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with (a) the negotiation, preparation, execution and delivery of this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the fees and expenses of Simpson Thacher & Bartlett, counsel to the Administrative Agent, and (b) the enforcement or preservation of any rights under this Amendment and any other such documents.

                 SECTION 20. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                 SECTION 21. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                          COLLINS & AIKMAN PRODUCTS CO.


                                          By /s/ J. Michael Stepp
                                            Name: J. Michael Stepp
                                            Title: Executive Vice President
                                                   & CFO


                                          COLLINS & AIKMAN CANADA INC.


                                          By /s/ Ronald T. Lindsay
                                            Name: Ronald T. Lindsay
                                            Title: Vice President


                                          COLLINS & AIKMAN CORPORATION


                                          By /s/ J. Michael Stepp
                                            Name: J. Michael Stepp
                                            Title: Executive Vice President
                                                   & CFO


                                          THE CHASE MANHATTAN BANK,
                                            as Administrative Agent and
                                              as a Lender

                                          By____________________________
                                            Name:
                                            Title:

                                       BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Managing Agent


                                         by /s/ Linda A. Carper
                                                Name: Linda A. Carper
                                                Title: Managing Director

                                      NATIONSBANK, N.A., as Managing Agent


                                        by /s/ J. Timothy Martin
                                               Name:
                                               Title:

                                      AERIES FINANCE LTD., as a Lender

                                      By /s/ Andrew Wignall
                                               Name: Andrew Ian Wignall
                                               Title: Director

                                      Address for Notices
                                      Aeries Finance Ltd.
                                      c/o Moore Management Services Limited
                                      Elizabeth House, Castle Street
                                      St. Helier, Jersey
                                      Channel Islands, Great Britain
                                      Attention:  Director

                                      with a copy to:

                                      Aeries Finance Ltd.
                                      c/o Chancellor LGT Senior Secured
                                         Management, Inc.
                                      1166 Avenue of the Americas - 27th Floor
                                      New York, New York  10036
                                      Attention:  Christopher E. Jansen
                                      Telecopy:  (212) 279-9619

                               CERES FINANCE LTD., as a Lender


                                 By /s/ Darren P. Riley
                                        Name: Darren P. Riley
                                        Title: Director

                               Address for Notices
                               Ceres Finance Ltd.
                               c/o Deutsche Morgan Grenfell (Cayman) Limited P.O. Box 1984 GT, Elizabethan Square
                               Grand Cayman, Cayman Islands
                               Attention:  Director

                               with a copy to:
                               Ceres Finance Ltd.
                               c/o Chancellor LGT Senior Secured
                                Management, Inc.
                               1166 Avenue of the Americas
                               27th Floor
                               New York, New York  10036
                               Attention:  Christopher E. Jansen
                               Telecopy:  (212) 278-9619


                               STRATA FUNDING LTD., as a Lender


                                 By /s/ Darren P. Riley
                                        Name: Darren P. Riley
                                        Title: Director

                               Address for Notices
                               Strata Funding Ltd.
                               c/o Deutsche Morgan Grenfell (Cayman) Limited P.O. Box 1984 GT, Elizabethan Square
                               Grand Cayman, Cayman Islands
                               Attention:  Director

                               with a copy to:
                               Strata Funding Ltd.
                               c/o Chancellor LGT Senior Secured
                                Management, Inc.
                               1166 Avenue of the Americas
                               27th Floor
                               New York, New York  10036
                               Attention:  Christopher E. Jansen

                               Telecopy:  (212) 278-9619

                              KEYPORT LIFE INSURANCE COMPANY, as a Lender

                              By: Chancellor LGT Senior Secured Management, Inc., as Portfolio Advisor


                              By /s/ Stephen M. Alfieri
                                 Name: Stephen M. Alfieri
                                 Title:   Managing Director



                             Address for Notices
                             153 East 53rd Street
                             25th Floor
                             New York, New York  10022
                             Attention:  Steve Alfieri
                             Telecopy:  (212) 891-6619


                             RESTRUCTURED OBLIGATIONS BACKED BY
                             SENIOR ASSETS B.V., as a Lender

                             By: Chancellor LGT Senior Secured
                                 Management, Inc., as Portfolio Advisor


                            By /s/ Stephen M. Alfieri
                                 Name: Stephen M. Alfieri
                                 Title: Managing Director



                             Address for Notices
                             153 East 53rd Street
                             25th Floor
                             New York, New York  10022
                             Attention:  Steve Alfieri
                             Telecopy:  (212) 891-6619

                             BANK OF IRELAND - GRAND CAYMAN BRANCH,
                             as a Lender


                             By /s/ John Cusack
                               Name: John G. Cusack
                               Title: A.V.P.



                            Address for Notices
                            640 Fifth Avenue
                            New York, New York  10019
                            Attention:  John Cusack
                            Telecopy:  (212) 586-7752

                             THE BANK OF NEW YORK, as a Lender


                               By /s/ Ann Marie Beeble
                                      Name: Ann Marie Beeble
                                      Title: Assistant Vice President



                             Address for Notices
                             One Wall Street
                             22nd Floor
                             New York, New York  10286
                             Attention:  Ann Marie Beeble
                             Telecopy:  (212) 635-6434

                                    THE BANK OF NOVA SCOTIA, as a Lender



                                      By /s/ W. E. Zarrett
                                             Name: William E. Zarrett
                                             Title: Senior Relationship Manager



                                    Address for Notices
                                    The Bank of Nova Scotia
                                    Atlanta Agency
                                    Suite 2700
                                    600 Peachtree Street, N.E.
                                    Atlanta, Georgia 30308
                                    Attention:  W.E. Zarrett
                                    Telecopy:  (404) 888-8998

                                    BANK OF SCOTLAND, as a Lender


                                      By /s/ Elizabeth Wilson
                                             Name: Elizabeth Wilson
                                             Title: Vice President & Branch
                                                    Manager



                                    Address for Notices
                                    565 Fifth Avenue
                                    New York, New York  10017
                                    Attention:  Catherine M. Oniffrey
                                    Telecopy:  (212) 682-5720

                                    BANK OF TOKYO - MITSUBISHI TRUST
                                    COMPANY, as a Lender


                                      By /s/ J.B. Meredith
                                             Name: J. Bruce Meredith
                                             Title: SVP & Manager



                                    Address for Notices
                                    1251 Avenue of the Americas
                                    New York, New York  10020
                                    Attention:  Christopher Wilkens
                                    Telecopy:  (212) 782-6445

                                       BANQUE PARIBAS, as a Lender


                                         By
                                                Name:
                                                Title:



                                       Address for Notices
                                       787 Seventh Avenue
                                       32nd Floor
                                       New York, New York  10019
                                       Attention:  Douglas Gouchoe
                                       Telecopy:  (212)  841-2363

                                       BRANCH BANKING AND TRUST COMPANY,
                                        as a Lender


                                         By /s/ Thatcher L. Townsend
                                                Name: Thatcher L. Townsend
                                                Title: Vice President



                                       Address for Notices
                                       110 South Stratford Road
                                       Suite 301
                                       Winston-Salem, North Carolina  27103
                                       Attention:  Thatcher Townsend
                                       Telecopy:  (910) 733-3254

                                      CHL HIGH YIELD LOAN PORTFOLIO
                                      (a unit of The Chase Manhattan Bank)



                                        By /s/ Richard W. Stewart
                                               Name: Richard W. Stewart
                                               Title: Vice President



                                      Address for Notices
                                      380 Madison Avenue
                                      12th Floor
                                      New York, New York  10017
                                      Attention:  Richard W. Stewart
                                      Telecopy:  (212) 622-3797

                                       CIBC INC., as a Lender


                                         By /s/ Roger Colden
                                                Name: Roger Colden
                                                Title: Director



                                       Address for Notices
                                       Two Paces West
                                       2727 Paces Ferry Road
                                       Suite 1200
                                       Atlanta, Georgia  30339
                                       Attention:  Roger Colden
                                       Telecopy:  (770) 319-4954

                                   COMPAGNIE FINANCIERE DE CIC
                                    ET DE L'UNION EUROPEENNE, as a Lender


                                     By /s/ Sean Mounier       /s/ Marcus Edward
                                            Name: Sean Mounier     Marcus Edward
                                            Title: First Vice President
                                            Title: Vice President



                                       Address for Notices
                                       520 Madison Avenue
                                       37th Floor
                                       New York, New York  10022
                                       Attention:  Sean Mounier
                                       Telecopy:  (212) 715-4535

                                        CREDIT LYONNAIS, NEW YORK BRANCH AND
                                        CREDIT LYONNAIS ATLANTA AGENCY,
                                         as a Lender


                                          By /s/ R. Ivosevich
                                                 Name: Robert Ivosevich
                                                 Title: Senior Vice President


                                          By /s/ R. Ivosevich
                                                 Name: Robert Ivosevich
                                                 Title: Senior Vice President


                                        Address for Notices
                                        303 Peachtree Street, N.E.
                                        Suite 4400
                                        Atlanta, Georgia  30308
                                        Attention:  David Edge
                                        Telecopy:  (404) 584-5249

                                        CREDITANSTALT CORPORATE FINANCE,
                                         INC., as a Lender


                                          By /s/ Craig Stamm
                                                 Name: W. Craig Stamm
                                                 Title: Senior Associate



                                        Address for Notices
                                        Two Ravinia Drive
                                        Suite 1680
                                        Atlanta, Georgia  30346
                                        Attention:  Bob Birringer
                                        Telecopy:  (404) 390-1851


                                        CREDITANSTALT CORPORATE FINANCE, INC.,
                                        as a Lender

                                        By: /s/ Carl G. Drake
                                            Name: Carl G. Drake
                                            Title: Senior Associate

                                        CRESCENT/MACH I PARTNERS, L.P.,
                                         as a Lender

                                        By:      TCW Asset Management Company
                                                 its Investment Manager


                                          By
                                                 Name:
                                                 Title:



                                        Address for Notices
                                        200 Park Avenue, Suite 220
                                        New York, New York  10166
                                        Attention:  Mark Gold
                                        Telecopy:  (212) 297-4159

                                        CRESTAR BANK, as a Lender


                                          By /s/ C. Gray Key
                                                 Name: C. Gray Key
                                                 Title: Vice President



                                        Address for Notices
                                        919 East Main Street
                                        Richmond, Virginia  23219
                                        Attention:  Gray Key
                                        Telecopy:  (804) 782-5413

                                        DRESDNER BANK, A.G. NEW YORK AND
                                         GRAND CAYMAN BRANCHES, as a
                                         Lender


                                          By /s/ Thomas J. Nadramia
                                                 Name: Thomas J. Nadramia
                                                 Title: Vice President


                                          By /s/ John W. Sweeney
                                                 Name: John W. Sweeney
                                                 Title: A.V.P.



                                        Address for Notices
                                        190 South LaSalle Street
                                        Suite 2700
                                        Chicago, Illinois  60603
                                        Attention:  Brian Bodeur
                                        Telecopy:  (312) 444-1305

                                        EATON VANCE PRIME RATE, as a Lender


                                          By
                                                 Name:
                                                 Title:



                                        Address for Notices
                                        24 Federal Street
                                        6th Floor
                                        Boston, Massachusetts  02110
                                        Attention:  Jane Nelson
                                        Telecopy:  (617) 695-9594

                                        FIRST UNION NATIONAL BANK OF
                                         NORTH CAROLINA, as a Lender


                                          By /s/ David Silander
                                                 Name: David Silander
                                                 Title: VP



                                        Address for Notices
                                        301 South Tryon Street
                                        Floor M-2
                                        Charlotte, North Carolina  28288-0145
                                        Attention:  David Trotter
                                        Telecopy:  (704) 374-4000

                                        and

                                        201 South College Street
                                        Suite 1300
                                        Charlotte, North Carolina  28288-0656
                                        Attention:  Portfolio Management
                                        Telecopy:  (704) 374-4820

                                        FUJI BANK, as a Lender


                                          By /s/ Telji Teramoto
                                                 Name: Telji Teramoto
                                                 Title: Vice President &
                                                        Manager



                                        Address for Notices
                                        2 World Trade Center
                                        79th Floor
                                        New York, New York  10028
                                        Attention:  Vincent Ingato
                                        Telecopy:  (212) 912-0516

                                        GIROCREDIT BANK, as a Lender


                                          By
                                                 Name:
                                                 Title:



                                        Address for Notices
                                        65 East 55th Street
                                        New York, New York  10022
                                        Attention:  John Redding
                                        Telecopy:  (212) 644-0644

                                        INDOSUEZ CAPITAL FUNDING II LTD.,
                                         as a Lender

                                        By Indosuez Capital, as Portfolio
                                              Advisor



                                          By /s/ F. Berthelot
                                                 Name:
                                                 Title:



                                        Address for Notices
                                        1211 Avenue of the Americas
                                        11th Floor
                                        New York, New York  10036
                                        Attention:  Michael Arougheti
                                        Telecopy:  (212) 276-2203

                                        THE INDUSTRIAL BANK OF JAPAN,
                                         LTD., as a Lender


                                          By /s/ Junri Oda
                                                 Name: Junri Oda
                                                 Title: Senior Vice President
                                                        and Senior Manager



                                        Address for Notices
                                        245 Park Avenue
                                        New York, New York  10167
                                        Attention:  Jennifer McNamara
                                        Telecopy:  (212) 682-2870

                                        THE LONG-TERM CREDIT BANK OF
                                        JAPAN LTD., NEW YORK BRANCH, as a
                                        Lender


                                          By /s/ S. Tajima
                                                 Name: Shuichi Tajima
                                                 Title: Deputy General Manager



                                        Address for Notices
                                        165 Broadway
                                        49th Floor
                                        New York, New York  10006
                                        Attention:  Jay Shankar
                                        Telecopy:  (212) 335-4524

                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.


                                          By /s/ R. Douglas Henderson
                                                 Name:
                                                 Title:


                                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                        By:  Merrill Lynch Asset
                                              Management, L.P.,
                                              as Investment Advisor

                                          By /s/ R. Douglas Henderson
                                                 Name:
                                                 Title:


                                        SENIOR HIGH INCOME PORTFOLIO, INC.



                                          By /s/ R. Douglas Henderson
                                                 Name:
                                                 Title:


                                        SENIOR HIGH INCOME PORTFOLIO, INC.,
                                         as successor in interest to SENIOR
                                         HIGH INCOME PORTFOLIO II, INC.



                                          By /s/ R. Douglas Henderson
                                                 Name:
                                                 Title:

                                        SENIOR HIGH INCOME PORTFOLIO, INC.,
                                         as successor in interest to
                                         SENIOR STRATEGIC INCOME FUND, INC.



                                          By /s/ R. Douglas Henderson
                                                 Name:
                                                 Title:


                                        Address for Notices
                                        800 Scudders Mill Road
                                        Plainsboro, New Jersey  08536
                                        Attention:  Doug Henderson
                                        Telecopy:  (609) 262-2756

                                        THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION, as a Lender


                                          By /s/ Patrica Loret de Mola
                                                 Name: Patricia Loret de Mola
                                                 Title: Senior Vice President



                                        Address for Notices
                                        520 Madison Avenue
                                        26th Floor
                                        New York, New York  10022
                                        Attention:  Jay Kato
                                        Telecopy:  (212) 644-6825

                                        NBD BANK, as a Lender


                                         By /s/ Russell H. Liebetrau, Jr.
                                                Name: Russell H. Liebetrau, Jr.
                                                Title: Vice President



                                        Address for Notices
                                        611 Woodward Avenue
                                        Detroit, Michigan  48226
                                        Attention:  Philip Lowman
                                        Telecopy:  (313) 225-2649

                                        NEW YORK LIFE INSURANCE AND ANNUITY
                                         CORPORATION, as a Lender


                                         By /s/ Adam Clemens
                                                Name: Adam G. Clemens
                                                Title: Investment Vice President



                                        Address for Notices
                                        51 Madison Avenue
                                        New York, New York  10010
                                        Attention:  Steven Benevento
                                        Telecopy:  (212) 447-4122




                                        NEW YORK LIFE INSURANCE COMPANY,
                                        as a lender

                                         By /s/ Adam Clemens
                                                Name: Adam G. Clemens
                                                Title: Investment Vice President



                                        Address for Notices
                                        51 Madison Avenue
                                        New York, New York  10010
                                        Attention:  Steven Benevento
                                        Telecopy:  (212) 447-4122

                                        THE NIPPON CREDIT BANK, LTD.,
                                            as a Lender


                                          By /s/ Clifford Abramsky
                                                 Name: Clifford Abramsky
                                                 Title: Senior Manager



                                        Address for Notices
                                        245 Park Avenue
                                        30th Floor
                                        New York, New York  10167
                                        Attention:  Cliff Abramsky
                                        Telecopy:  (212) 490-3895

                                        SOCIETE GENERALE, as a Lender



                                          By /s/ Ralph Saheb
                                                 Name: Ralph Saheb
                                                 Title: Vice President & Manager



                                        Address for Notices
                                        Trammell Crow Center
                                        Suite 4800
                                        2001 Ross Avenue
                                        Dallas, Texas  75201
                                        Attention:  Meredith Carlisle
                                        Telecopy:  (214-754-0171)

                                        with a copy to:
                                        303 Peachtree Street
                                        Atlanta, Georgia  30308
                                        Attention:  Jerome Jacques
                                        Telecopy:  (404) 865-7419

                                        THE SUMITOMO TRUST & BANKING CO.,
                                         LTD., as a Lender



                                          By /s/ Suraj P. Bhatia
                                                 Name: Suraj P. Bhatia
                                                 Title: Senior Vice President
                                                        Manager, Corporate
                                                        Finance Department




                                        Address for Notices
                                        527 Madison Avenue
                                        New York, New York  10022
                                        Attention:  Kristin Condon
                                        Telecopy:  (212) 418-4848

                                        SUNTRUST BANK, ATLANTA, as a Lender



                                          By /s/ Jeffrey D. Drucker
                                                 Name: Jeffrey D. Drucker
                                                 Title: Banking Officer


                                          By /s/ Brian K. Peters
                                                 Name: Brian K. Peters
                                                 Title: Vice President



                                        Address for Notices
                                        25 Park Place N.E., 26th Floor
                                        Atlanta, Georgia  30303
                                        Attention:  Jeffrey Drucker
                                        Telecopy:  (404) 658-4905

                                        TORONTO DOMINION (NEW YORK), INC.,
                                         as a Lender


                                          By /s/ Wade C. Jacobson
                                                 Name: Managing Director
                                                 Title:



                                        Address for Notices
                                        909 Fannin Street
                                        Houston, Texas 77010
                                        Attention:  Debbie Greene
                                        Telecopy:  (713) 951-9921

                                        THE TRAVELERS INSURANCE COMPANY,
                                         as a Lender


                                          By
                                                 Name:
                                                 Title:











                                        THE TRAVELERS INDEMNITY COMPANY,
                                         as a Lender



                                          By
                                                 Name:
                                                 Title:



                                        Address for Notices
                                        1 Tower Square
                                        Hartford, Connecticut  06183
                                        Attention:  Pam Westmoreland
                                        Telecopy:  (203) 954-5243

                                        UNITED STATES NATIONAL BANK
                                        OF OREGON, as a Lender


                                          By /s/ J. Stephen Mitchell
                                                 Name: Stephen Mitchell
                                                 Title: Vice President



                                        Address for Notices
                                        555 SW Oak Street
                                        Suite 400
                                        Portland, Oregon  97204
                                        Attention:  Stephen Mitchell
                                        Telecopy:  (503) 275-4267

                                        VAN KAMPEN AMERICAN CAPITAL
                                        PRIME RATE INCOME TRUST, as a Lender


                                          By /s/ J. Maillet
                                                 Name: Jeffrey W. Maillet
                                                 Title: Senior Vice President
                                                        & Director




                                        Address for Notices
                                        One Parkview Plaza
                                        Oakbrook Terrace, Illinois  60181
                                        Attention:  Jeffrey Maillett
                                        Telecopy:  (708) 684-6740

                                        WACHOVIA BANK OF NORTH CAROLINA,
                                        N.A., as a Lender


                                          By /s/ Sarah T. Warren
                                                 Name: Sarah T. Warren
                                                 Title: Vice President



                                        Address for Notices
                                        400 S. Tryon Street
                                        31st Floor
                                        Charlotte, North Carolina  28202-1915
                                        Attention:  Sarah Warren
                                        Telecopy:  (704) 378-5035

                                        WELLS FARGO BANK, as a Lender


                                          By /s/ Delia B. Fance
                                                 Name: Delia B. Fance
                                                 Title: Vice President



                                        Address for Notices
                                        333 S. Grand Ave., 9th Floor
                                        MAC2064-090
                                        Los Angeles, California  90071
                                        Attention:  Delia Fance
                                        Telecopy:  (213) 626-6140

                                        THE YASUDA TRUST & BANKING CO.,
                                         LTD., as a Lender



                                          By /s/ M. Tagawa
                                                 Name: Makoto Tagawa
                                                 Title: Deputy General Manager



                                        Address for Notices
                                        666 5th Avenue
                                        Suite 801
                                        New York, New York 10013
                                        Attention:  Richard Ortiz
                                        Telecopy:  (212) 373-5797

                                                                    EXHIBIT A TO

                                                                    AMENDMENT

                     ACKNOWLEDGEMENT, CONSENT AND AMENDMENT

          Each of the undersigned corporations hereby:

         (a) acknowledges and consents to the execution, delivery and performance of (i) the Amendment, dated as of December 5, 1996 (the "Amendment") to the Amended and Restated Credit Agreement dated as of June 3, 1996, (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Collins & Aikman Canada Inc. (f/k/a WCA Canada Inc.) (the "Canadian Borrower") Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"), (ii) the Credit Agreement, dated as of December 5, 1996 among Collins & Aikman Products Co. (the "Borrower"), Collins & Aikman Corporation ("Holdings"), the several banks and other institutions from time to time parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank, as administrative agent to the lenders thereunder (in such capacity, the "Administrative Agent"), (as the same may be amended, supplemented or otherwise modified from time to time, the "JPS Acquisition Credit Agreement") and (iii) all of the documents and transactions contemplated by the Amendment and the JPS Acquisition Credit Agreement;

         (b) agrees that such execution, delivery and performance shall not in any way affect such corporation's obligations under any Loan Document (as defined in the Credit Agreement) to which such corporation is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim;

Dated:  December 5, 1996
                                    COLLINS & AIKMAN PRODUCTS CO.


                                    By:
                                       Name:
                                       Title:

                                    COLLINS & AIKMAN CANADA INC.




                                    By:
                                      Name:
                                     Title:

                                    COLLINS & AIKMAN CORPORATION




                                   By:
                                      Name:
                                     Title:

                                   PACJ, INC.


                                   By:
                                      Name:
                                      Title:


                                  THE AKRO CORPORATION



                                  By:_________________________
                                      Name:
                                      Title:


                                  DURA CONVERTIBLE SYSTEMS, INC.




                                  By:_________________________
                                      Name:
                                      Title:


                                  IMPERIAL WALLCOVERINGS, INC.




                                  By:_________________________
                                      Name:
                                      Title:


                                  MARKETING SERVICE, INC.



                                  By:_________________________
                                      Name:
                                      Title:


                                  GREFAB, INC.


                                  By:_________________________
                                      Name:
                                      Title:

                                  WICKES ASSET MANAGEMENT, INC.




                                  By:_________________________
                                      Name:
                                      Title:


                                  COLLINS & AIKMAN INTERNATIONAL CORPORATION




                                 By:__________________________
                                     Name:
                                     Title:


                                 WICKES  MANUFACTURING COMPANY




                                  By:_________________________
                                      Name:
                                      Title:


                                  WICKES REALTY, INC
                                  .


                                   By:_________________________
                                      Name:
                                      Title:



                                 ACK-TI-LINING, INC.



                                  By:_________________________
                                      Name:
                                      Title:


                                  COLLINS & AIKMAN FLOOR COVERINGS,  INC.





                                  By:_________________________
                                      Name:
                                      Title:

                                 AMCO CONVERTIBLE  FABRICS, INC.


                                  By:_________________________
                                      Name:
                                      Title:


                                  MANCHESTER  PLASTICS, INC.




                                  By:_________________________
                                      Name:
                                      Title:


                                  HUGHES PLASTICS, INC.



                                  By:_________________________
                                      Name:
                                      Title:


                                 COLLINS & AIKMAN FLOOR COVERINGS GROUP, INC.





                                 By:_________________________
                                      Name:
                                      Title: